EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Joseph Calabrese
	Chief Financial Officer	Financial Relations Board
	(972) 490-9600	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FOURTH QUARTER AND FULL YEAR 2024 RESULTS

DALLAS – February 26, 2025 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the fourth quarter and full year ended December 31, 2024. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of December 31, 2024 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the fourth quarter and full year ended December 31, 2024 with the fourth quarter and full year ended December 31, 2023 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FOURTH QUARTER 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels increased 1.9% over the prior year quarter to $305. Comparable ADR increased 0.4% over the prior year quarter to $480 and Comparable Occupancy increased 1.5% over the prior year quarter to 63.5%.
•Net loss attributable to common stockholders for the quarter was $(31.1) million or $(0.47) per diluted share.
•Adjusted funds from operations (AFFO) was $(0.06) per diluted share for the quarter.
•Adjusted EBITDAre was $30.2 million for the quarter.
•Comparable Hotel EBITDA was $41.1 million for the quarter.
•The Company ended the quarter with cash and cash equivalents of $135.5 million and restricted cash of $49.6 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. At the end of the quarter, there was also $22.9 million in due from third-party hotel managers, which is primarily the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.
•Net debt to gross assets was 40.8% at the end of the fourth quarter.
•Capex invested during the quarter was $15.8 million.
FULL YEAR 2024 FINANCIAL HIGHLIGHTS
•Comparable RevPAR for all hotels decreased 0.3% over the prior year to $317. Comparable ADR decreased 2.2% over the prior year to $473 and Comparable Occupancy increased 2.0% over the prior year to 67.0%.
•For the year, net loss attributable to common stockholders was $(50.9) million or $(0.77) per diluted share.

BHR Reports Fourth Quarter and Full Year Results

February 26, 2025
•For the year, AFFO per diluted share was $0.21.
•Adjusted EBITDAre for the year was $157.6 million.
•Comparable Hotel EBITDA for the year was $179.0 million.
•Capex invested during the year was $70.6 million.
RECENT OPERATING HIGHLIGHTS
•Subsequent to quarter end, the Company extended its mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe.
CAPITAL STRUCTURE
As of December 31, 2025, the Company had total assets of $2.1 billion and $1.2 billion of loans of which $27.7 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton. The Company’s total combined loans had a blended average interest rate of 7.2%, taking into account in-the-money interest rate caps. Based on the current level of SOFR, and the Company’s corresponding interest rate caps, approximately 23% of the Company’s consolidated debt is effectively fixed and approximately 77% is effectively floating.
Subsequent to quarter end, the Company successfully extended its mortgage loan secured by the 170-room Ritz-Carlton Lake Tahoe. The loan had an initial maturity date in January of 2025 and continues to have a final maturity date in January of 2026. The loan has been extended with a paydown of $10 million and the spread on the loan is now SOFR + 3.25%.
DIVIDENDS
On January 13, 2025, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.05 per diluted share for the Company's common stock for the first quarter ending March 31, 2025. This dividend, which equates to an annual rate of $0.20 per share, will be paid on April 15, 2025, to stockholders of record as of March 31, 2025. The Board of Directors will review its dividend policy on a quarter-to-quarter basis, with a view to increasing it as financial performance continues to improve. The adoption of a dividend policy does not commit the Board of Directors to declare future dividends or the amount thereof.
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.
“I’m very pleased with Braemar’s strong fourth quarter performance, highlighted by RevPAR growth of almost 2%,” noted Richard J. Stockton, Braemar’s President and Chief Executive Officer. “As a result of the post-COVID inflationary environment slowly dissipating, we have watched resort RevPARs decline since 2022, resulting in negative portfolio RevPAR performance for Braemar. Previously, I have addressed the several factors that caused that phenomenon. Now, after six straight quarters of declining RevPAR, our portfolio posted positive RevPAR growth in the fourth quarter, and I believe this indicates an important inflection point. In fact, RevPAR growth for our portfolio for the month of January was approximately 13%, benefiting from the inauguration in Washington, D.C. But even excluding the Capital Hilton, RevPAR growth for our portfolio in January was an impressive approximately 9%. As we move into 2025, we are seeing strong momentum and solid forward bookings, driven by improving industry

BHR Reports Fourth Quarter and Full Year Results

February 26, 2025
fundamentals, sustained growth in our urban hotels and a continued bounce in our resort segment. This progress is further supported by supply constraints resulting from the ongoing restrictive capital markets environment.” Mr. Stockton continued, “We have ample liquidity on our balance sheet and are positioned well to benefit from future interest rate cuts, which will reduce our cost of debt capital and improve cashflow. We also continue to make progress on our shareholder value creation plan and have now redeemed approximately $80 million of our non-traded preferred stock. Looking forward, I believe our portfolio is well-positioned to outperform.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, February 27, 2025, at 11:00 a.m. ET. The number to call for this interactive teleconference is (646) 960-0284. A replay of the conference call will be available through Thursday, March 6, 2025, by dialing (609) 800-9909 and entering the confirmation number, 2925607.
The Company will also provide an online simulcast and rebroadcast of its fourth quarter 2024 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s website, www.bhrreit.com, on Thursday, February 27, 2025, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.
This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *
Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree

BHR Reports Fourth Quarter and Full Year Results

February 26, 2025
and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	December 31, 2024	December 31, 2023
ASSETS
Investments in hotel properties, gross	$2,252,574	$2,382,716
Accumulated depreciation	(473,888)	(498,508)
Investments in hotel properties, net	1,778,686	1,884,208
Cash and cash equivalents	135,465	85,599
Restricted cash	49,592	80,904
Investment in securities	41,535	—
Accounts receivable, net of allowance of $459 and $237, respectively	31,754	39,199
Inventories	4,664	5,003
Note receivable	8,283	—
Prepaid expenses	5,116	9,938
Deferred costs, net	75	75
Investment in OpenKey	145	1,674
Derivative assets	356	2,847
Other assets	19,538	17,751
Operating lease right-of-use assets	34,852	78,383
Intangible assets, net	3,125	3,504
Due from third-party hotel managers	22,873	17,739
Total assets	$2,136,059	$2,226,824

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,210,018	$1,162,444
Accounts payable and accrued expenses	143,566	149,867
Dividends and distributions payable	9,255	9,158
Due to Ashford Inc., net	4,267	1,471
Due to related parties, net	1,055	603
Due to third-party hotel managers	1,476	1,608
Operating lease liabilities	19,984	60,379
Derivative liabilities	—	12
Other liabilities	24,268	22,756
Total liabilities	1,413,889	1,408,298

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 3,078,017 shares issued and outstanding at December 31, 2024 and December 31, 2023	65,426	65,426
Series E Redeemable Preferred Stock, $0.01 par value, 14,910,521 and 16,316,315 shares issued and outstanding at December 31, 2024 and December 31, 2023, respectively	352,502	377,035
Series M Redeemable Preferred Stock, $0.01 par value, 1,476,621 and 1,832,805 shares issued and outstanding at December 31,2024 and December 31, 2023, respectively	36,916	45,623
Redeemable noncontrolling interests in operating partnership	29,964	32,395
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at December 31,2024 and December 31, 2023	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 66,607,823 and 66,636,353 shares issued and outstanding at December 31,2024 and December 31, 2023, respectively	665	666
Additional paid-in capital	718,536	718,498
Accumulated other comprehensive income (loss)	(684)	—
Accumulated deficit	(477,804)	(412,199)
Total stockholders' equity of the Company	240,729	306,981
Noncontrolling interest in consolidated entities	(3,367)	(8,934)
Total equity	237,362	298,047
Total liabilities and equity	$2,136,059	$2,226,824

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
REVENUE
Rooms	$105,155	$109,497	$452,361	$464,899
Food and beverage	45,359	46,790	181,250	185,331
Other	22,826	21,247	94,793	89,113
Total hotel revenue	173,340	177,534	728,404	739,343
EXPENSES
Hotel operating expenses:
Rooms	25,177	25,477	106,465	105,439
Food and beverage	36,522	35,690	145,901	144,544
Other expenses	56,333	56,596	225,864	227,913
Management fees	5,587	5,600	23,500	23,261
Total hotel operating expenses	123,619	123,363	501,730	501,157
Property taxes, insurance and other	11,768	10,646	42,508	38,629
Depreciation and amortization	23,541	25,481	98,733	93,272
Advisory services fee:
Base advisory fee	3,670	3,282	13,838	13,982
Reimbursable expenses	3,163	2,261	11,620	8,353
Incentive fee	623	—	2,735	—
Stock/unit-based compensation	(124)	2,363	2,294	8,754
Corporate, general and administrative:
Stock/unit-based compensation	46	24	315	479
Other general and administrative	3,210	4,277	14,046	13,044
Total operating expenses	169,516	171,697	687,819	677,670
Gain (loss) on disposition of assets and hotel property	(45)	—	88,165	—
OPERATING INCOME (LOSS)	3,779	5,837	128,750	61,673
Equity in earnings (loss) of unconsolidated entity	(1,394)	(45)	(1,608)	(253)
Interest income	2,607	1,012	7,135	6,401
Other income (expense)	—	—	—	293
Interest expense	(24,591)	(23,385)	(101,737)	(90,836)
Amortization of loan costs	(1,846)	(1,055)	(6,387)	(3,383)
Write-off of loan costs and exit fees	(16)	(641)	(6,111)	(3,489)
Gain (loss) on extinguishment of debt	—	—	(22)	2,318
Realized and unrealized gain (loss) on derivatives	62	(1,581)	585	(663)
INCOME (LOSS) BEFORE INCOME TAXES	(21,399)	(19,858)	20,605	(27,939)
Income tax (expense) benefit	(368)	(1,625)	(842)	(2,689)
NET INCOME (LOSS)	(21,767)	(21,483)	19,763	(30,628)
(Income) loss attributable to noncontrolling interest in consolidated entities	389	96	(25,928)	(1,619)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,725	2,212	4,472	5,230
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(18,653)	(19,175)	(1,693)	(27,017)
Preferred dividends	(9,702)	(10,495)	(40,295)	(42,304)
Deemed dividends on redeemable preferred stock	(2,783)	(1,448)	(8,958)	(4,719)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(31,138)	$(31,118)	$(50,946)	$(74,040)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.47)	$(0.47)	$(0.77)	$(1.13)
Weighted average common shares outstanding – basic	66,523	65,833	66,500	65,989
Diluted:
Net income (loss) attributable to common stockholders	$(0.47)	$(0.47)	$(0.77)	$(1.13)
Weighted average common shares outstanding – diluted	66,523	65,833	66,500	65,989
Dividends declared per common share	$0.05	$0.05	$0.20	$0.20

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (loss)	$(21,767)	$(21,483)	$19,763	$(30,628)
Interest expense and amortization of loan costs	26,437	24,440	108,124	94,219
Depreciation and amortization	23,541	25,481	98,733	93,272
Income tax expense (benefit)	368	1,625	842	2,689
Equity in (earnings) loss of unconsolidated entity	1,394	45	1,608	253
Company's portion of EBITDA of OpenKey	(53)	(54)	(268)	(274)
EBITDA	29,920	30,054	228,802	159,531
(Gain) loss on disposition of assets and hotel property	45	—	(88,165)	—
EBITDAre	29,965	30,054	140,637	159,531
Amortization of favorable (unfavorable) contract assets (liabilities)	107	118	453	474
Transaction and conversion costs	1,077	1,332	(4,447)	4,561
Write-off of loan costs and exit fees	16	641	6,111	3,489
Realized and unrealized (gain) loss on derivatives	(62)	1,581	(585)	663
Stock/unit-based compensation	(78)	2,390	2,611	9,244
Legal, advisory and settlement costs	1,320	1,316	12,676	1,397
Advisory services incentive fee	(2,112)	—	—	—
(Gain) loss on extinguishment of debt	—	—	22	(2,318)
Other (income) loss	—	—	—	(293)
(Gain) loss on insurance settlement	(8)	—	(8)	—
Severance	—	—	102	—
Company's portion of adjustments to EBITDAre of OpenKey	—	—	3	—
Adjusted EBITDAre	$30,225	$37,432	$157,575	$176,748
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2024	2023	2024	2023
Net income (loss)	$(21,767)	$(21,483)	$19,763	$(30,628)
(Income) loss attributable to noncontrolling interest in consolidated entities	389	96	(25,928)	(1,619)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,725	2,212	4,472	5,230
Preferred dividends	(9,702)	(10,495)	(40,295)	(42,304)
Deemed dividends on redeemable preferred stock	(2,783)	(1,448)	(8,958)	(4,719)
Net income (loss) attributable to common stockholders	(31,138)	(31,118)	(50,946)	(74,040)
Depreciation and amortization on real estate (1)	22,813	24,597	94,944	90,031
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,725)	(2,212)	(4,472)	(5,230)
Equity in (earnings) loss of unconsolidated entity	1,394	45	1,608	253
(Gain) loss on disposition of assets and hotel property (1)	45	—	(61,925)	—
Company's portion of FFO of OpenKey	(69)	(62)	(322)	(296)
FFO available to common stockholders and OP unitholders	(9,680)	(8,750)	(21,113)	10,718
Deemed dividends on redeemable preferred stock	2,783	1,448	8,958	4,719
Transaction and conversion costs	1,077	1,332	(4,447)	4,561
Write-off of premiums, loan costs and exit fees	16	641	6,111	3,489
Unrealized (gain) loss on derivatives	373	3,169	4,071	8,413
Stock/unit-based compensation	(78)	2,390	2,611	9,244
Legal, advisory and settlement costs	1,320	1,316	12,676	1,397
Interest expense accretion on refundable membership club deposits	150	164	616	671
Amortization of loan costs (1)	1,812	1,031	6,080	3,289
Advisory services incentive fee	(2,112)	—	—	—
(Gain) loss on extinguishment of debt	—	—	22	(2,318)
Other (income) loss	—	—	—	(293)
(Gain) loss on insurance settlement	(8)	—	(8)	—
Severance	—	—	102	—
Company's portion of adjustments to FFO of OpenKey	—	—	3	—
Adjusted FFO available to common stockholders and OP unitholders	$(4,347)	$2,741	$15,682	$43,890
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(0.06)	$0.04	$0.21	$0.61
Weighted average diluted shares	73,383	71,386	72,947	71,753
(1) Net of adjustment for noncontrolling interest in consolidated entities.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
December 31, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	Current Maturity	Final Maturity (9)	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	TTM Hotel Net Income	TTM Hotel Net Income Debt Yield	Comparable TTM Hotel EBITDA (10)	Comparable TTM Hotel EBITDA Debt Yield
BAML	The Ritz-Carlton Lake Tahoe	January 2025	January 2026	SOFR (1) + 3.60%	$—	$53,413	(2)	$53,413	$(9,085)	(17.0)%	$5,087	9.5%
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	February 2025	February 2027	SOFR (1) + 2.86%	—	70,500	(3)	70,500	1,200	1.7%	12,092	17.2%
BAML	See footnote	June 2025	June 2025	SOFR (1) + 2.66%	—	293,180	(4)	293,180	10,752	3.7%	37,420	12.8%
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	March 2026	March 2026	SOFR (1) + 4.75%	—	62,000		62,000	5,762	9.3%	19,138	30.9%
Convertible Senior Notes	N/A	June 2026	June 2026	4.50%	86,250	—		86,250	N/A	N/A	N/A	N/A
BAML	See footnote	August 2026	August 2029	SOFR (1) + 3.24%	—	407,000	(5)	407,000	32,694	8.0%	64,538	15.9%
Aareal Capital Corporation	Four Seasons Resort Scottsdale	December 2026	December 2028	SOFR (1) + 3.75%	—	140,000	(6)	140,000	(452)	(0.3)%	23,286	16.6%
Aareal Capital Corporation	Capital Hilton	December 2026	December 2028	SOFR (1) + 3.75%	—	110,600	(7)	110,600	(5,023)	(4.5)%	18,957	17.1%
Unencumbered Hotel	Cameo Beverly Hills				—	—		—	(5,778)	N/A	(1,485)	N/A
Total					$86,250	$1,136,693		$1,222,943	$30,070	2.5%	$179,033	14.6%
Percentage					7.1%	92.9%		100.0%
Weighted average interest rate (8)					4.50%	7.45%		7.23%
All indebtedness is non-recourse with the exception of the convertible senior notes.
(1)    SOFR rate was 4.33% at December 31, 2024.
(2)    This mortgage loan was amended in January 2025. Terms of the amendment included a $10.0 million principal paydown, extending the current maturity date to July 2025, and reducing the interest rate to SOFR + 3.25%. This amendment has one six-month extension option subject to satisfaction of certain conditions.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in February 2025.
(4)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the fifth was exercised in June 2024. This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota. Braemar holds a tranche of CMBS that has a par value of $42.2 million and a rate of SOFR +5.20%, which results in an effective interest rate on this mortgage loan of SOFR + 3.01%.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 1.00%.
(7)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a SOFR floor of 2.00%.
(8)    The weighted average interest rates are adjusted for in-the-money interest rate caps and the CMBS tranche.
(9)    The final maturity date assumes all available extension options will be exercised.
(10)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
December 31, 2024
(dollars in thousands)
(unaudited)

Lender	Hotels	2025	2026	2027	2028	2029	Thereafter	Total
BAML	See footnote 1	$293,180	$—	$—	$—	$—	$—	$293,180
BAML	The Ritz-Carlton Lake Tahoe	—	53,413	—	—	—	—	53,413
Macquarie CAF LLC	The Ritz-Carlton Reserve Dorado Beach	—	62,000	—	—	—	—	62,000
Convertible Senior Notes	N/A	—	86,250	—	—	—	—	86,250
Credit Agricole	Park Hyatt Beaver Creek Resort & Spa	—	—	70,500	—	—	—	70,500
Aareal Capital Corporation	Four Seasons Resort Scottsdale	—	—	—	136,000	—	—	136,000
Aareal Capital Corporation	Capital Hilton	—	—	—	106,600	—	—	106,600
BAML	See footnote 2	—	—	—	—	407,000	—	407,000
Principal due in future periods		$293,180	$201,663	$70,500	$242,600	$407,000	$—	$1,214,943
Scheduled amortization payments remaining		—	—	4,000	4,000	—	—	8,000
Total indebtedness		$293,180	$201,663	$74,500	$246,600	$407,000	$—	$1,222,943
(1)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(2)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$107,449	$—	$107,449	$111,550	$(6,383)	$105,167	(3.68)%	2.17%
RevPAR	$304.94	$—	$304.94	$287.67	$(176.12)	$299.17	6.00%	1.93%
Occupancy	63.54%	—%	63.54%	63.61%	(73.50)%	62.59%	(0.11)%	1.52%
ADR	$479.92	$—	$479.92	$452.21	$(239.61)	$477.96	6.13%	0.41%

ALL HOTELS:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$459,466	$(15,500)	$443,966	$471,808	$(28,735)	$443,073	(2.62)%	0.20%
RevPAR	$310.52	$(198.69)	$316.75	$306.69	$(199.82)	$317.71	1.25%	(0.30)%
Occupancy	67.63%	(79.05)%	67.00%	66.94%	(78.76)%	65.72%	1.03%	1.95%
ADR	$459.13	$(251.35)	$472.78	$458.19	$(253.71)	$483.46	0.21%	(2.21)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$90,416	$—	$90,416	$96,367	$(6,383)	$89,984	(6.18)%	0.48%
RevPAR	$283.47	$—	$283.47	$271.93	$(176.12)	$282.85	4.24%	0.22%
Occupancy	64.80%	—%	64.80%	65.42%	(73.50)%	64.49%	(0.95)%	0.48%
ADR	$437.46	$—	$437.46	$415.70	$(239.61)	$438.57	5.23%	(0.25)%

ALL HOTELS NOT UNDER RENOVATION:
	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
Rooms revenue (in thousands)	$385,391	$(15,500)	$369,891	$396,041	$(28,735)	$367,306	(2.69)%	0.70%
RevPAR	$286.16	$(198.69)	$291.53	$281.70	$(199.82)	$291.03	1.58%	0.17%
Occupancy	68.59%	(79.05)%	67.95%	67.76%	(78.76)%	66.51%	1.22%	2.17%
ADR	$417.20	$(251.35)	$429.06	$415.70	$(253.71)	$437.56	0.36%	(1.94)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2024, and not under renovation during the three months ended December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Year Ended
	December 31,			December 31,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$175,217	$179,216	(2.23)%	$734,217	$744,998	(1.45)%
Non-comparable adjustments	—	(12,746)		(27,901)	(50,715)
Comparable total hotel revenue	$175,217	$166,470	5.25%	$706,316	$694,283	1.73%

Hotel net income (loss)	$(3,126)	$6,943	(145.02)%	$124,976	$63,627	96.42%
Non-comparable adjustments	114	(2,914)		(94,906)	(12,836)
Comparable hotel net income (loss)	$(3,012)	$4,029	(174.76)%	$30,070	$50,791	(40.80)%
Hotel net income (loss) margin	(1.78)%	3.87%	(5.65)%	17.02%	8.54%	8.48%
Comparable hotel net income margin	(1.72)%	2.42%	(4.14)%	4.26%	7.32%	(3.06)%

Hotel EBITDA	$41,030	$45,116	(9.06)%	$188,137	$206,439	(8.87)%
Non-comparable adjustments	51	(4,304)		(9,104)	(17,289)
Comparable hotel EBITDA	$41,081	$40,812	0.66%	$179,033	$189,150	(5.35)%
Hotel EBITDA margin	23.42%	25.17%	(1.75)%	25.62%	27.71%	(2.09)%
Comparable hotel EBITDA margin	23.45%	24.52%	(1.07)%	25.35%	27.24%	(1.89)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(2,357)	$702	(435.99)%	$22,471	$4,443	405.81%
Hotel net income (loss) attributable to the Company and OP unitholders	$(769)	$6,242	(112.32)%	$102,505	$59,185	73.20%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(684)	$4,056	(116.85)%	$31,326	$49,557	(36.79)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$940	$1,769	(46.90)%	$7,016	$8,179	(14.22)%
Hotel EBITDA attributable to the Company and OP unitholders	$40,091	$43,347	(7.51)%	$181,121	$198,260	(8.64)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$40,128	$40,119	0.02%	$174,294	$185,293	(5.94)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL NET INCOME (LOSS) & EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Year Ended
	December 31,			December 31,
	2024	2023	% Variance	2024	2023	% Variance
Total hotel revenue	$145,972	$154,334	(5.42)%	$609,098	$619,322	(1.65)%
Non-comparable adjustments	—	(12,746)		(27,901)	(50,716)
Comparable total hotel revenue	$145,972	$141,588	3.10%	$581,197	$568,606	2.21%

Hotel net income (loss)	$(2,443)	$11,987	(120.38)%	$124,751	$59,995	107.94%
Non-comparable adjustments	114	(2,914)		(94,906)	(12,836)
Comparable hotel net income (loss)	$(2,329)	$9,073	(125.67)%	$29,845	$47,159	(36.71)%
Hotel net income (loss) margin	(1.67)%	7.77%	(9.44)%	20.48%	9.69%	10.79%
Comparable hotel net income margin	(1.60)%	6.41%	(8.01)%	5.14%	8.29%	(3.15)%

Hotel EBITDA	$36,094	$42,100	(14.27)%	$162,433	$177,728	(8.61)%
Non-comparable adjustments	51	(4,304)		(9,104)	(17,289)
Comparable hotel EBITDA	$36,145	$37,796	(4.37)%	$153,329	$160,439	(4.43)%
Hotel EBITDA margin	24.73%	27.28%	(2.55)%	26.67%	28.70%	(2.03)%
Comparable hotel EBITDA margin	24.76%	26.69%	(1.93)%	26.38%	28.22%	(1.84)%

Hotel net income (loss) adjustments attributable to consolidated noncontrolling interests	$(2,357)	$702	(435.99)%	$22,471	$4,443	405.81%
Hotel net income (loss) attributable to the Company and OP unitholders	$(86)	$11,286	(100.76)%	$102,280	$55,553	84.11%
Comparable hotel net income (loss) attributable to the Company and OP unitholders	$(1)	$9,100	(100.01)%	$31,101	$45,925	(32.28)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$940	$1,769	(46.90)%	$7,016	$8,179	(14.22)%
Hotel EBITDA attributable to the Company and OP unitholders	$35,155	$40,331	(12.83)%	$155,417	$169,549	(8.34)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$35,192	$37,103	(5.15)%	$148,590	$156,582	(5.10)%
NOTES:
(1)    The above comparable information assumes the 13 hotel properties owned and included in the Company's operations at December 31, 2024, and not under renovation during the three months ended December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$9,810	$—	$9,810	$8,141	$—	$8,141	20.50%	20.50%
Total hotel revenue	$15,455	$—	$15,455	$12,903	$—	$12,903	19.78%	19.78%
Hotel net income (loss)	$(9,314)	$—	$(9,314)	$(108)	$—	$(108)	(8,524.07)%	(8,524.07)%
Hotel net income (loss) margin	(60.27)%		(60.27)%	(0.84)%		(0.84)%	(59.43)%	(59.43)%
Hotel EBITDA	$3,810	$—	$3,810	$2,774	$—	$2,774	37.35%	37.35%
Hotel EBITDA margin	24.65%		24.65%	21.50%		21.50%	3.15%	3.15%
Selected Operating Information:
RevPAR	$190.75	$—	$190.75	$160.88	$—	$160.88	18.57%	18.57%
Occupancy	73.23%	—%	73.23%	64.56%	—%	64.56%	13.43%	13.43%
ADR	$260.46	$—	$260.46	$249.20	$—	$249.20	4.52%	4.52%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$—	$—	$—	$6,383	$(6,383)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$12,746	$(12,746)	$—	(100.00)%	—%
Hotel net income (loss)	$(114)	$114	$—	$2,914	$(2,914)	$—	(103.91)%	—%
Hotel net income (loss) margin	—%		—%	22.86%		—%	(22.86)%	—%
Hotel EBITDA	$(51)	$51	$—	$4,304	$(4,304)	$—	(101.18)%	—%
Hotel EBITDA margin	—%		—%	33.77%		—%	(33.77)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$176.12	$176.12	$—	(100.00)%	—%
Occupancy	—%	—%	—%	73.50%	73.50%	—%	(100.00)%	—%
ADR	$—	$—	$—	$239.61	$239.61	$—	(100.00)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$7,191	$—	$7,191	$6,473	$—	$6,473	11.09%	11.09%
Total hotel revenue	$9,822	$—	$9,822	$8,781	$—	$8,781	11.86%	11.86%
Hotel net income (loss)	$(787)	$—	$(787)	$278	$—	$278	(383.09)%	(383.09)%
Hotel net income (loss) margin	(8.01)%		(8.01)%	3.17%		3.17%	(11.18)%	(11.18)%
Hotel EBITDA	$356	$—	$356	$1,521	$—	$1,521	(76.59)%	(76.59)%
Hotel EBITDA margin	3.62%		3.62%	17.32%		17.32%	(13.70)%	(13.70)%
Selected Operating Information:
RevPAR	$188.34	$—	$188.34	$169.52	$—	$169.52	11.10%	11.10%
Occupancy	75.06%	—%	75.06%	73.26%	—%	73.26%	2.46%	2.46%
ADR	$250.92	$—	$250.92	$231.40	$—	$231.40	8.44%	8.44%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$3,537	$—	$3,537	$3,789	$—	$3,789	(6.65)%	(6.65)%
Total hotel revenue	$4,993	$—	$4,993	$5,195	$—	$5,195	(3.89)%	(3.89)%
Hotel net income (loss)	$44	$—	$44	$505	$—	$505	(91.29)%	(91.29)%
Hotel net income (loss) margin	0.88%		0.88%	9.72%		9.72%	(8.84)%	(8.84)%
Hotel EBITDA	$1,182	$—	$1,182	$1,210	$—	$1,210	(2.31)%	(2.31)%
Hotel EBITDA margin	23.67%		23.67%	23.29%		23.29%	0.38%	0.38%
Selected Operating Information:
RevPAR	$591.46	$—	$591.46	$633.55	$—	$633.55	(6.64)%	(6.64)%
Occupancy	55.74%	—%	55.74%	62.32%	—%	62.32%	(10.56)%	(10.56)%
ADR	$1,061.18	$—	$1,061.18	$1,016.54	$—	$1,016.54	4.39%	4.39%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,897	$—	$5,897	$5,780	$—	$5,780	2.02%	2.02%
Total hotel revenue	$7,721	$—	$7,721	$7,378	$—	$7,378	4.65%	4.65%
Hotel net income (loss)	$3,021	$—	$3,021	$1,248	$—	$1,248	142.07%	142.07%
Hotel net income (loss) margin	39.13%		39.13%	16.92%		16.92%	22.21%	22.21%
Hotel EBITDA	$3,579	$—	$3,579	$3,363	$—	$3,363	6.42%	6.42%
Hotel EBITDA margin	46.35%		46.35%	45.58%		45.58%	0.77%	0.77%
Selected Operating Information:
RevPAR	$451.42	$—	$451.42	$442.42	$—	$442.42	2.03%	2.03%
Occupancy	72.29%	—%	72.29%	68.31%	—%	68.31%	5.83%	5.83%
ADR	$624.46	$—	$624.46	$647.66	$—	$647.66	(3.58)%	(3.58)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,862	$—	$2,862	$3,032	$—	$3,032	(5.61)%	(5.61)%
Total hotel revenue	$3,672	$—	$3,672	$3,774	$—	$3,774	(2.70)%	(2.70)%
Hotel net income (loss)	$342	$—	$342	$621	$—	$621	(44.93)%	(44.93)%
Hotel net income (loss) margin	9.31%		9.31%	16.45%		16.45%	(7.14)%	(7.14)%
Hotel EBITDA	$1,103	$—	$1,103	$1,071	$—	$1,071	2.99%	2.99%
Hotel EBITDA margin	30.04%		30.04%	28.38%		28.38%	1.66%	1.66%
Selected Operating Information:
RevPAR	$388.91	$—	$388.91	$412.00	$—	$412.00	(5.60)%	(5.60)%
Occupancy	54.21%	—%	54.21%	58.36%	—%	58.36%	(7.11)%	(7.11)%
ADR	$717.39	$—	$717.39	$706.01	$—	$706.01	1.61%	1.61%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$5,383	$—	$5,383	$5,678	$—	$5,678	(5.20)%	(5.20)%
Total hotel revenue	$10,316	$—	$10,316	$10,729	$—	$10,729	(3.85)%	(3.85)%
Hotel net income (loss)	$(1,259)	$—	$(1,259)	$(1,113)	$—	$(1,113)	(13.12)%	(13.12)%
Hotel net income (loss) margin	(12.20)%		(12.20)%	(10.37)%		(10.37)%	(1.83)%	(1.83)%
Hotel EBITDA	$1,562	$—	$1,562	$1,831	$—	$1,831	(14.69)%	(14.69)%
Hotel EBITDA margin	15.14%		15.14%	17.07%		17.07%	(1.93)%	(1.93)%
Selected Operating Information:
RevPAR	$303.17	$—	$303.17	$319.82	$—	$319.82	(5.21)%	(5.21)%
Occupancy	50.95%	—%	50.95%	52.46%	—%	52.46%	(2.88)%	(2.88)%
ADR	$595.01	$—	$595.01	$609.69	$—	$609.69	(2.41)%	(2.41)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$8,170	$—	$8,170	$7,686	$—	$7,686	6.30%	6.30%
Total hotel revenue	$10,543	$—	$10,543	$9,741	$—	$9,741	8.23%	8.23%
Hotel net income (loss)	$2,739	$—	$2,739	$1,665	$—	$1,665	64.50%	64.50%
Hotel net income (loss) margin	25.98%		25.98%	17.09%		17.09%	8.89%	8.89%
Hotel EBITDA	$4,025	$—	$4,025	$3,688	$—	$3,688	9.14%	9.14%
Hotel EBITDA margin	38.18%		38.18%	37.86%		37.86%	0.32%	0.32%
Selected Operating Information:
RevPAR	$177.96	$—	$177.96	$167.44	$—	$167.44	6.28%	6.28%
Occupancy	69.48%	—%	69.48%	66.25%	—%	66.25%	4.88%	4.88%
ADR	$256.13	$—	$256.13	$252.72	$—	$252.72	1.35%	1.35%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$6,204	$—	$6,204	$7,644	$—	$7,644	(18.84)%	(18.84)%
Total hotel revenue	$7,359	$—	$7,359	$8,940	$—	$8,940	(17.68)%	(17.68)%
Hotel net income (loss)	$(1,417)	$—	$(1,417)	$(704)	$—	$(704)	(101.28)%	(101.28)%
Hotel net income (loss) margin	(19.26)%		(19.26)%	(7.87)%		(7.87)%	(11.39)%	(11.39)%
Hotel EBITDA	$339	$—	$339	$1,697	$—	$1,697	(80.02)%	(80.02)%
Hotel EBITDA margin	4.61%		4.61%	18.98%		18.98%	(14.37)%	(14.37)%
Selected Operating Information:
RevPAR	$164.47	$—	$164.47	$202.64	$—	$202.64	(18.84)%	(18.84)%
Occupancy	57.13%	—%	57.13%	66.25%	—%	66.25%	(13.77)%	(13.77)%
ADR	$287.90	$—	$287.90	$305.86	$—	$305.86	(5.87)%	(5.87)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$6,939	$—	$6,939	$8,379	$—	$8,379	(17.19)%	(17.19)%
Total hotel revenue	$18,896	$—	$18,896	$20,364	$—	$20,364	(7.21)%	(7.21)%
Hotel net income (loss)	$1,033	$—	$1,033	$3,108	$—	$3,108	(66.76)%	(66.76)%
Hotel net income (loss) margin	5.47%		5.47%	15.26%		15.26%	(9.79)%	(9.79)%
Hotel EBITDA	$4,139	$—	$4,139	$5,132	$—	$5,132	(19.35)%	(19.35)%
Hotel EBITDA margin	21.90%		21.90%	25.20%		25.20%	(3.30)%	(3.30)%
Selected Operating Information:
RevPAR	$273.27	$—	$273.27	$329.99	$—	$329.99	(17.19)%	(17.19)%
Occupancy	51.31%	—%	51.31%	61.87%	—%	61.87%	(17.07)%	(17.07)%
ADR	$532.61	$—	$532.61	$533.33	$—	$533.33	(0.14)%	(0.14)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$7,376	$—	$7,376	$4,975	$—	$4,975	48.26%	48.26%
Total hotel revenue	$12,908	$—	$12,908	$8,682	$—	$8,682	48.68%	48.68%
Hotel net income (loss)	$(2,318)	$—	$(2,318)	$(4,634)	$—	$(4,634)	49.98%	49.98%
Hotel net income (loss) margin	(17.96)%		(17.96)%	(53.37)%		(53.37)%	35.41%	35.41%
Hotel EBITDA	$1,350	$—	$1,350	$(1,229)	$—	$(1,229)	209.85%	209.85%
Hotel EBITDA margin	10.46%		10.46%	(14.16)%		(14.16)%	24.62%	24.62%
Selected Operating Information:
RevPAR	$438.10	$—	$438.10	$295.51	$—	$295.51	48.25%	48.25%
Occupancy	50.80%	—%	50.80%	34.16%	—%	34.16%	48.71%	48.71%
ADR	$862.48	$—	$862.48	$865.09	$—	$865.09	(0.30)%	(0.30)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$5,849	$—	$5,849	$5,542	$—	$5,542	5.54%	5.54%
Total hotel revenue	$8,222	$—	$8,222	$7,092	$—	$7,092	15.93%	15.93%
Hotel net income (loss)	$585	$—	$585	$(671)	$—	$(671)	187.18%	187.18%
Hotel net income (loss) margin	7.12%		7.12%	(9.46)%		(9.46)%	16.58%	16.58%
Hotel EBITDA	$2,321	$—	$2,321	$1,899	$—	$1,899	22.22%	22.22%
Hotel EBITDA margin	28.23%		28.23%	26.78%		26.78%	1.45%	1.45%
Selected Operating Information:
RevPAR	$172.29	$—	$172.29	$163.26	$—	$163.26	5.53%	5.53%
Occupancy	66.28%	—%	66.28%	63.02%	—%	63.02%	5.17%	5.17%
ADR	$259.95	$—	$259.95	$259.05	$—	$259.05	0.35%	0.35%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$9,657	$—	$9,657	$10,208	$—	$10,208	(5.40)%	(5.40)%
Total hotel revenue	$16,337	$—	$16,337	$16,199	$—	$16,199	0.85%	0.85%
Hotel net income (loss)	$1,635	$—	$1,635	$(409)	$—	$(409)	499.76%	499.76%
Hotel net income (loss) margin	10.01%		10.01%	(2.52)%		(2.52)%	12.53%	12.53%
Hotel EBITDA	$3,586	$—	$3,586	$4,244	$—	$4,244	(15.50)%	(15.50)%
Hotel EBITDA margin	21.95%		21.95%	26.20%		26.20%	(4.25)%	(4.25)%
Selected Operating Information:
RevPAR	$583.13	$—	$583.13	$616.40	$—	$616.40	(5.40)%	(5.40)%
Occupancy	52.25%	—%	52.25%	54.98%	—%	54.98%	(4.97)%	(4.97)%
ADR	$1,115.98	$—	$1,115.98	$1,121.10	$—	$1,121.10	(0.46)%	(0.46)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$2,217	$—	$2,217	$2,547	$—	$2,547	(12.96)%	(12.96)%
Total hotel revenue	$3,128	$—	$3,128	$3,324	$—	$3,324	(5.90)%	(5.90)%
Hotel net income (loss)	$(1,694)	$—	$(1,694)	$(1,862)	$—	$(1,862)	9.02%	9.02%
Hotel net income (loss) margin	(54.16)%		(54.16)%	(56.02)%		(56.02)%	1.86%	1.86%
Hotel EBITDA	$(473)	$—	$(473)	$(274)	$—	$(274)	(72.63)%	(72.63)%
Hotel EBITDA margin	(15.12)%		(15.12)%	(8.24)%		(8.24)%	(6.88)%	(6.88)%
Selected Operating Information:
RevPAR	$168.53	$—	$168.53	$193.66	$—	$193.66	(12.98)%	(12.98)%
Occupancy	62.31%	—%	62.31%	70.68%	—%	70.68%	(11.84)%	(11.84)%
ADR	$270.49	$—	$270.49	$273.98	$—	$273.98	(1.27)%	(1.27)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$15,973	$—	$15,973	$15,126	$—	$15,126	5.60%	5.60%
Total hotel revenue	$23,575	$—	$23,575	$22,451	$—	$22,451	5.01%	5.01%
Hotel net income (loss)	$2,083	$—	$2,083	$3,920	$—	$3,920	(46.86)%	(46.86)%
Hotel net income (loss) margin	8.84%		8.84%	17.46%		17.46%	(8.62)%	(8.62)%
Hotel EBITDA	$6,009	$—	$6,009	$5,782	$—	$5,782	3.93%	3.93%
Hotel EBITDA margin	25.49%		25.49%	25.75%		25.75%	(0.26)%	(0.26)%
Selected Operating Information:
RevPAR	$1,637.96	$—	$1,637.96	$1,551.02	$—	$1,551.02	5.61%	5.61%
Occupancy	61.35%	—%	61.35%	57.91%	—%	57.91%	5.94%	5.94%
ADR	$2,669.79	$—	$2,669.79	$2,678.52	$—	$2,678.52	(0.33)%	(0.33)%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$10,384	$—	$10,384	$10,167	$—	$10,167	2.13%	2.13%
Total hotel revenue	$22,270	$—	$22,270	$20,917	$—	$20,917	6.47%	6.47%
Hotel net income (loss)	$2,295	$—	$2,295	$2,185	$—	$2,185	5.03%	5.03%
Hotel net income (loss) margin	10.31%		10.31%	10.45%		10.45%	(0.14)%	(0.14)%
Hotel EBITDA	$8,193	$—	$8,193	$8,103	$—	$8,103	1.11%	1.11%
Hotel EBITDA margin	36.79%		36.79%	38.74%		38.74%	(1.95)%	(1.95)%
Selected Operating Information:
RevPAR	$537.49	$—	$537.49	$526.22	$—	$526.22	2.14%	2.14%
Occupancy	58.99%	—%	58.99%	56.01%	—%	56.01%	5.32%	5.32%
ADR	$911.22	$—	$911.22	$939.53	$—	$939.53	(3.01)%	(3.01)%

	Three Months Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$68,008	$—	$68,008	$73,517	$(6,383)	$67,134	(7.49)%	1.30%
Total hotel revenue	$120,688	$—	$120,688	$128,435	$(12,746)	$115,689	(6.03)%	4.32%
Hotel net income (loss)	$6,762	$114	$6,876	$8,345	$(2,914)	$5,431	(18.97)%	26.61%
Hotel net income (loss) margin	5.60%		5.70%	6.50%		4.69%	(0.90)%	1.01%
Hotel EBITDA	$30,652	$51	$30,703	$33,811	$(4,304)	$29,507	(9.34)%	4.05%
Hotel EBITDA margin	25.40%		25.44%	26.33%		25.51%	(0.93)%	(0.07)%
Selected Operating Information:
RevPAR	$515.13	$—	$515.14	$436.91	$176.12	$508.51	17.90%	1.30%
Occupancy	55.62%	—%	55.62%	59.39%	73.50%	55.52%	(6.35)%	0.18%
ADR	$926.20	$—	$926.22	$735.63	$239.61	$915.94	25.91%	1.12%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$39,441	$—	$39,441	$38,033	$—	$38,033	3.70%	3.70%
Total hotel revenue	$54,529	$—	$54,529	$50,781	$—	$50,781	7.38%	7.38%
Hotel net income (loss)	$(9,888)	$—	$(9,888)	$(1,402)	$—	$(1,402)	(605.28)%	(605.28)%
Hotel net income (loss) margin	(18.13)%		(18.13)%	(2.76)%		(2.76)%	(15.37)%	(15.37)%
Hotel EBITDA	$10,378	$—	$10,378	$11,305	$—	$11,305	(8.20)%	(8.20)%
Hotel EBITDA margin	19.03%		19.03%	22.26%		22.26%	(3.23)%	(3.23)%
Selected Operating Information:
RevPAR	$179.00	$—	$179.00	$173.26	$—	$173.26	3.31%	3.31%
Occupancy	68.29%	—%	68.29%	66.85%	—%	66.85%	2.15%	2.15%
ADR	$262.13	$—	$262.13	$259.19	$—	$259.19	1.13%	1.13%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$107,449	$—	$107,449	$111,550	$(6,383)	$105,167	(3.68)%	2.17%
Total hotel revenue	$175,217	$—	$175,217	$179,216	$(12,746)	$166,470	(2.23)%	5.25%
Hotel net income (loss)	$(3,126)	$114	$(3,012)	$6,943	$(2,914)	$4,029	(145.02)%	(174.76)%
Hotel net income (loss) margin	(1.78)%		(1.72)%	3.87%		2.42%	(5.65)%	(4.14)%
Hotel EBITDA	$41,030	$51	$41,081	$45,116	$(4,304)	$40,812	(9.06)%	0.66%
Hotel EBITDA margin	23.42%		23.45%	25.17%		24.52%	(1.75)%	(1.07)%
Selected Operating Information:
RevPAR	$304.94	$—	$304.94	$287.67	$(176.12)	$299.17	6.00%	1.93%
Occupancy	63.54%	—%	63.54%	63.61%	(73.50)%	62.59%	(0.11)%	1.52%
ADR	$479.92	$—	$479.92	$452.21	$(239.61)	$477.96	6.13%	0.41%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$42,164	$—	$42,164	$36,615	$—	$36,615	15.15%	15.15%
Total hotel revenue	$65,134	$—	$65,134	$57,716	$—	$57,716	12.85%	12.85%
Hotel net income (loss)	$(5,023)	$—	$(5,023)	$4,934	$—	$4,934	(201.80)%	(201.80)%
Hotel net income (loss) margin	(7.71)%		(7.71)%	8.55%		8.55%	(16.26)%	(16.26)%
Hotel EBITDA	$18,957	$—	$18,957	$15,427	$—	$15,427	22.88%	22.88%
Hotel EBITDA margin	29.10%		29.10%	26.73%		26.73%	2.37%	2.37%
Selected Operating Information:
RevPAR	$206.23	$—	$206.23	$182.39	$—	$182.39	13.07%	13.07%
Occupancy	78.64%	—%	78.64%	72.92%	—%	72.92%	7.84%	7.84%
ADR	$262.26	$—	$262.26	$250.11	$—	$250.11	4.86%	4.86%

HILTON LA JOLLA TORREY PINES
Selected Financial Information:
Rooms revenue	$15,500	$(15,500)	$—	$28,735	$(28,735)	$—	(46.06)%	—%
Total hotel revenue	$27,901	$(27,901)	$—	$50,715	$(50,715)	$—	(44.98)%	—%
Hotel net income (loss)	$94,906	$(94,906)	$—	$12,836	$(12,836)	$—	639.37%	—%
Hotel net income (loss) margin	340.15%		—%	25.31%		—%	314.84%	—%
Hotel EBITDA	$9,104	$(9,104)	$—	$17,289	$(17,289)	$—	(47.34)%	—%
Hotel EBITDA margin	32.63%		—%	34.09%		—%	(1.46)%	—%
Selected Operating Information:
RevPAR	$198.69	$198.69	$—	$199.82	$199.82	$—	(0.57)%	—%
Occupancy	79.05%	79.05%	—%	78.76%	78.76%	—%	0.37%	—%
ADR	$251.35	$251.35	$—	$253.71	$253.71	$—	(0.93)%	—%

SOFITEL CHICAGO MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$27,949	$—	$27,949	$25,512	$—	$25,512	9.55%	9.55%
Total hotel revenue	$37,568	$—	$37,568	$33,917	$—	$33,917	10.76%	10.76%
Hotel net income (loss)	$1,178	$—	$1,178	$3,392	$—	$3,392	(65.27)%	(65.27)%
Hotel net income (loss) margin	3.14%		3.14%	10.00%		10.00%	(6.86)%	(6.86)%
Hotel EBITDA	$5,742	$—	$5,742	$8,183	$—	$8,183	(29.83)%	(29.83)%
Hotel EBITDA margin	15.28%		15.28%	24.13%		24.13%	(8.85)%	(8.85)%
Selected Operating Information:
RevPAR	$184.01	$—	$184.01	$168.42	$—	$168.42	9.26%	9.26%
Occupancy	72.54%	—%	72.54%	70.30%	—%	70.30%	3.19%	3.19%
ADR	$253.68	$—	$253.68	$239.57	$—	$239.57	5.89%	5.89%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$14,738	$—	$14,738	$16,429	$—	$16,429	(10.29)%	(10.29)%
Total hotel revenue	$20,140	$—	$20,140	$22,159	$—	$22,159	(9.11)%	(9.11)%
Hotel net income (loss)	$876	$—	$876	$1,428	$—	$1,428	(38.66)%	(38.66)%
Hotel net income (loss) margin	4.35%		4.35%	6.44%		6.44%	(2.09)%	(2.09)%
Hotel EBITDA	$4,436	$—	$4,436	$6,067	$—	$6,067	(26.88)%	(26.88)%
Hotel EBITDA margin	22.03%		22.03%	27.38%		27.38%	(5.35)%	(5.35)%
Selected Operating Information:
RevPAR	$619.52	$—	$619.52	$692.48	$—	$692.48	(10.54)%	(10.54)%
Occupancy	60.96%	—%	60.96%	66.22%	—%	66.22%	(7.94)%	(7.94)%
ADR	$1,016.30	$—	$1,016.30	$1,045.70	$—	$1,045.70	(2.81)%	(2.81)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
PIER HOUSE RESORT & SPA
Selected Financial Information:
Rooms revenue	$23,045	$—	$23,045	$24,168	$—	$24,168	(4.65)%	(4.65)%
Total hotel revenue	$29,880	$—	$29,880	$30,641	$—	$30,641	(2.48)%	(2.48)%
Hotel net income (loss)	$6,903	$—	$6,903	$6,799	$—	$6,799	1.53%	1.53%
Hotel net income (loss) margin	23.10%		23.10%	22.19%		22.19%	0.91%	0.91%
Hotel EBITDA	$13,604	$—	$13,604	$15,011	$—	$15,011	(9.37)%	(9.37)%
Hotel EBITDA margin	45.53%		45.53%	48.99%		48.99%	(3.46)%	(3.46)%
Selected Operating Information:
RevPAR	$443.41	$—	$443.41	$466.29	$—	$466.29	(4.91)%	(4.91)%
Occupancy	71.36%	—%	71.36%	72.66%	—%	72.66%	(1.79)%	(1.79)%
ADR	$621.36	$—	$621.36	$641.70	$—	$641.70	(3.17)%	(3.17)%

HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$11,347	$—	$11,347	$12,325	$—	$12,325	(7.94)%	(7.94)%
Total hotel revenue	$14,711	$—	$14,711	$15,296	$—	$15,296	(3.82)%	(3.82)%
Hotel net income (loss)	$1,875	$—	$1,875	$871	$—	$871	115.27%	115.27%
Hotel net income (loss) margin	12.75%		12.75%	5.69%		5.69%	7.06%	7.06%
Hotel EBITDA	$3,954	$—	$3,954	$4,915	$—	$4,915	(19.55)%	(19.55)%
Hotel EBITDA margin	26.88%		26.88%	32.13%		32.13%	(5.25)%	(5.25)%
Selected Operating Information:
RevPAR	$387.53	$—	$387.53	$422.10	$—	$422.10	(8.19)%	(8.19)%
Occupancy	59.76%	—%	59.76%	60.78%	—%	60.78%	(1.68)%	(1.68)%
ADR	$648.50	$—	$648.50	$694.51	$—	$694.51	(6.62)%	(6.62)%

PARK HYATT BEAVER CREEK RESORT & SPA
Selected Financial Information:
Rooms revenue	$24,067	$—	$24,067	$25,351	$—	$25,351	(5.06)%	(5.06)%
Total hotel revenue	$47,907	$—	$47,907	$49,335	$—	$49,335	(2.89)%	(2.89)%
Hotel net income (loss)	$1,200	$—	$1,200	$1,088	$—	$1,088	10.29%	10.29%
Hotel net income (loss) margin	2.50%		2.50%	2.21%		2.21%	0.29%	0.29%
Hotel EBITDA	$12,092	$—	$12,092	$12,273	$—	$12,273	(1.47)%	(1.47)%
Hotel EBITDA margin	25.24%		25.24%	24.88%		24.88%	0.36%	0.36%
Selected Operating Information:
RevPAR	$340.71	$—	$340.71	$360.35	$—	$360.35	(5.45)%	(5.45)%
Occupancy	56.51%	—%	56.51%	55.81%	—%	55.81%	1.25%	1.25%
ADR	$602.93	$—	$602.93	$645.73	$—	$645.73	(6.63)%	(6.63)%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$28,642	$—	$28,642	$26,222	$—	$26,222	9.23%	9.23%
Total hotel revenue	$36,455	$—	$36,455	$33,117	$—	$33,117	10.08%	10.08%
Hotel net income (loss)	$6,009	$—	$6,009	$2,071	$—	$2,071	190.15%	190.15%
Hotel net income (loss) margin	16.48%		16.48%	6.25%		6.25%	10.23%	10.23%
Hotel EBITDA	$11,949	$—	$11,949	$10,317	$—	$10,317	15.82%	15.82%
Hotel EBITDA margin	32.78%		32.78%	31.15%		31.15%	1.63%	1.63%
Selected Operating Information:
RevPAR	$156.83	$—	$156.83	$143.97	$—	$143.97	8.93%	8.93%
Occupancy	66.99%	—%	66.99%	62.44%	—%	62.44%	7.29%	7.29%
ADR	$234.09	$—	$234.09	$230.59	$—	$230.59	1.52%	1.52%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE CLANCY
Selected Financial Information:
Rooms revenue	$30,020	$—	$30,020	$32,767	$—	$32,767	(8.38)%	(8.38)%
Total hotel revenue	$36,389	$—	$36,389	$38,754	$—	$38,754	(6.10)%	(6.10)%
Hotel net income (loss)	$(2,607)	$—	$(2,607)	$(462)	$—	$(462)	(464.29)%	(464.29)%
Hotel net income (loss) margin	(7.16)%		(7.16)%	(1.19)%		(1.19)%	(5.97)%	(5.97)%
Hotel EBITDA	$5,733	$—	$5,733	$9,276	$—	$9,276	(38.20)%	(38.20)%
Hotel EBITDA margin	15.75%		15.75%	23.94%		23.94%	(8.19)%	(8.19)%
Selected Operating Information:
RevPAR	$200.05	$—	$200.05	$218.95	$—	$218.95	(8.63)%	(8.63)%
Occupancy	66.29%	—%	66.29%	70.81%	—%	70.81%	(6.38)%	(6.38)%
ADR	$301.79	$—	$301.79	$309.19	$—	$309.19	(2.39)%	(2.39)%

THE RITZ-CARLTON SARASOTA
Selected Financial Information:
Rooms revenue	$36,607	$—	$36,607	$37,278	$—	$37,278	(1.80)%	(1.80)%
Total hotel revenue	$86,764	$—	$86,764	$85,520	$—	$85,520	1.45%	1.45%
Hotel net income (loss)	$13,728	$—	$13,728	$11,171	$—	$11,171	22.89%	22.89%
Hotel net income (loss) margin	15.82%		15.82%	13.06%		13.06%	2.76%	2.76%
Hotel EBITDA	$21,924	$—	$21,924	$22,381	$—	$22,381	(2.04)%	(2.04)%
Hotel EBITDA margin	25.27%		25.27%	26.17%		26.17%	(0.90)%	(0.90)%
Selected Operating Information:
RevPAR	$362.38	$—	$362.38	$370.04	$—	$370.04	(2.07)%	(2.07)%
Occupancy	62.46%	—%	62.46%	62.98%	—%	62.98%	(0.83)%	(0.83)%
ADR	$580.22	$—	$580.22	$587.54	$—	$587.54	(1.25)%	(1.25)%

THE RITZ-CARLTON LAKE TAHOE
Selected Financial Information:
Rooms revenue	$29,033	$—	$29,033	$27,797	$—	$27,797	4.45%	4.45%
Total hotel revenue	$50,745	$—	$50,745	$50,282	$—	$50,282	0.92%	0.92%
Hotel net income (loss)	$(9,085)	$—	$(9,085)	$(4,690)	$—	$(4,690)	(93.71)%	(93.71)%
Hotel net income (loss) margin	(17.90)%		(17.90)%	(9.33)%		(9.33)%	(8.57)%	(8.57)%
Hotel EBITDA	$5,087	$—	$5,087	$6,082	$—	$6,082	(16.36)%	(16.36)%
Hotel EBITDA margin	10.02%		10.02%	12.10%		12.10%	(2.08)%	(2.08)%
Selected Operating Information:
RevPAR	$433.47	$—	$433.47	$416.16	$—	$416.16	4.16%	4.16%
Occupancy	52.16%	—%	52.16%	49.99%	—%	49.99%	4.34%	4.34%
ADR	$830.96	$—	$830.96	$832.52	$—	$832.52	(0.19)%	(0.19)%

MARRIOTT SEATTLE WATERFRONT
Selected Financial Information:
Rooms revenue	$30,317	$—	$30,317	$28,410	$—	$28,410	6.71%	6.71%
Total hotel revenue	$38,776	$—	$38,776	$34,629	$—	$34,629	11.98%	11.98%
Hotel net income (loss)	$6,172	$—	$6,172	$5,471	$—	$5,471	12.81%	12.81%
Hotel net income (loss) margin	15.92%		15.92%	15.80%		15.80%	0.12%	0.12%
Hotel EBITDA	$13,996	$—	$13,996	$12,816	$—	$12,816	9.21%	9.21%
Hotel EBITDA margin	36.09%		36.09%	37.01%		37.01%	(0.92)%	(0.92)%
Selected Operating Information:
RevPAR	$224.48	$—	$224.48	$210.94	$—	$210.94	6.42%	6.42%
Occupancy	72.96%	—%	72.96%	70.69%	—%	70.69%	3.21%	3.21%
ADR	$307.67	$—	$307.67	$298.39	$—	$298.39	3.11%	3.11%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
THE RITZ-CARLTON ST. THOMAS
Selected Financial Information:
Rooms revenue	$45,042	$—	$45,042	$47,971	$—	$47,971	(6.11)%	(6.11)%
Total hotel revenue	$74,375	$—	$74,375	$75,394	$—	$75,394	(1.35)%	(1.35)%
Hotel net income (loss)	$9,312	$—	$9,312	$8,322	$—	$8,322	11.90%	11.90%
Hotel net income (loss) margin	12.52%		12.52%	11.04%		11.04%	1.48%	1.48%
Hotel EBITDA	$20,620	$—	$20,620	$22,628	$—	$22,628	(8.87)%	(8.87)%
Hotel EBITDA margin	27.72%		27.72%	30.01%		30.01%	(2.29)%	(2.29)%
Selected Operating Information:
RevPAR	$683.69	$—	$683.69	$730.15	$—	$730.15	(6.36)%	(6.36)%
Occupancy	63.79%	—%	63.79%	66.43%	—%	66.43%	(3.97)%	(3.97)%
ADR	$1,071.81	$—	$1,071.81	$1,099.14	$—	$1,099.14	(2.49)%	(2.49)%

CAMEO BEVERLY HILLS
Selected Financial Information:
Rooms revenue	$9,613	$—	$9,613	$11,727	$—	$11,727	(18.03)%	(18.03)%
Total hotel revenue	$13,139	$—	$13,139	$16,113	$—	$16,113	(18.46)%	(18.46)%
Hotel net income (loss)	$(5,778)	$—	$(5,778)	$(4,222)	$—	$(4,222)	(36.85)%	(36.85)%
Hotel net income (loss) margin	(43.98)%		(43.98)%	(26.20)%		(26.20)%	(17.78)%	(17.78)%
Hotel EBITDA	$(1,485)	$—	$(1,485)	$987	$—	$987	(250.46)%	(250.46)%
Hotel EBITDA margin	(11.30)%		(11.30)%	6.13%		6.13%	(17.43)%	(17.43)%
Selected Operating Information:
RevPAR	$183.67	$—	$183.67	$224.69	$—	$224.69	(18.26)%	(18.26)%
Occupancy	66.95%	—%	66.95%	72.78%	—%	72.78%	(8.01)%	(8.01)%
ADR	$274.33	$—	$274.33	$308.71	$—	$308.71	(11.14)%	(11.14)%

THE RITZ-CARLTON RESERVE DORADO BEACH
Selected Financial Information:
Rooms revenue	$54,678	$—	$54,678	$54,712	$—	$54,712	(0.06)%	(0.06)%
Total hotel revenue	$82,220	$—	$82,220	$83,744	$—	$83,744	(1.82)%	(1.82)%
Hotel net income (loss)	$5,762	$—	$5,762	$13,480	$—	$13,480	(57.26)%	(57.26)%
Hotel net income (loss) margin	7.01%		7.01%	16.10%		16.10%	(9.09)%	(9.09)%
Hotel EBITDA	$19,138	$—	$19,138	$20,924	$—	$20,924	(8.54)%	(8.54)%
Hotel EBITDA margin	23.28%		23.28%	24.99		24.99%	(1.71)%	(1.71)%
Selected Operating Information:
RevPAR	$1,409.37	$—	$1,409.37	$1,414.11	$—	$1,414.11	(0.34)%	(0.34)%
Occupancy	57.54%	—%	57.54%	59.00%	—%	59.00%	(2.47)%	(2.47)%
ADR	$2,449.29	$—	$2,449.29	$2,396.80	$—	$2,396.80	2.19%	2.19%

FOUR SEASONS RESORT SCOTTSDALE
Selected Financial Information:
Rooms revenue	$36,704	$—	$36,704	$35,789	$—	$35,789	2.56%	2.56%
Total hotel revenue	$72,113	$—	$72,113	$67,666	$—	$67,666	6.57%	6.57%
Hotel net income (loss)	$(452)	$—	$(452)	$1,138	$—	$1,138	(139.72)%	(139.72)%
Hotel net income (loss) margin	(0.63)%		(0.63)%	1.68%		1.68%	(2.31)%	(2.31)%
Hotel EBITDA	$23,286	$—	$23,286	$21,863	$—	$21,863	6.51%	6.51%
Hotel EBITDA margin	32.29%		32.29%	32.31		32.31%	(0.02)%	(0.02)%
Selected Operating Information:
RevPAR	$477.54	$—	$477.54	$466.92	$—	$466.92	2.27%	2.27%
Occupancy	53.76%	—%	53.76%	48.27%	—%	48.27%	11.37%	11.37%
ADR	$888.24	$—	$888.24	$967.22	$—	$967.22	(8.17)%	(8.17)%

	Year Ended December 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2024	2024	2024	2023	2023	2023	% Variance	% Variance
RESORT PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$290,761	$(15,500)	$275,261	$310,555	$(28,735)	$281,820	(6.37)%	(2.33)%
Total hotel revenue	$506,756	$(27,901)	$478,855	$530,752	$(50,715)	$480,037	(4.52)%	(0.25)%
Hotel net income (loss)	$125,025	$(94,906)	$30,119	$52,442	$(12,836)	$39,606	138.41%	(23.95)%
Hotel net income (loss) margin	24.67%		6.29%	9.88%		8.25%	14.79%	(1.96)%
Hotel EBITDA	$133,245	$(9,104)	$124,141	$149,433	$(17,289)	$132,144	(10.83)%	(6.06)%
Hotel EBITDA margin	26.29%		25.92%	28.15%		27.53%	(1.86)%	(1.61)%
Selected Operating Information:
RevPAR	$482.01	$198.69	$524.10	$465.26	$199.82	$538.15	3.60%	(2.61)%
Occupancy	62.06%	79.05%	59.54%	63.51%	78.76%	59.33%	(2.28)%	0.35%
ADR	$776.66	$251.35	$880.26	$732.53	$253.71	$907.08	6.02%	(2.96)%

URBAN PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$168,705	$—	$168,705	$161,253	$—	$161,253	4.62%	4.62%
Total hotel revenue	$227,461	$—	$227,461	$214,246	$—	$214,246	6.17%	6.17%
Hotel net income (loss)	$(49)	$—	$(49)	$11,183	$—	$11,183	(100.44)%	(100.44)%
Hotel net income (loss) margin	(0.02)%		(0.02)%	5.22%		5.22%	(5.24)%	(5.24)%
Hotel EBITDA	$54,892	$—	$54,892	$57,006	$—	$57,006	(3.71)%	(3.71)%
Hotel EBITDA margin	24.13%		24.13%	26.61%		26.61%	(2.48)%	(2.48)%
Selected Operating Information:
RevPAR	$192.49	$—	$192.49	$185.16	$—	$185.16	3.96%	3.96%
Occupancy	71.47%	—%	71.47%	69.56%	—%	69.56%	2.75%	2.75%
ADR	$269.34	$—	$269.34	$266.19	$—	$266.19	1.18%	1.18%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$459,466	$(15,500)	$443,966	$471,808	$(28,735)	$443,073	(2.62)%	0.20%
Total hotel revenue	$734,217	$(27,901)	$706,316	$744,998	$(50,715)	$694,283	(1.45)%	1.73%
Hotel net income (loss)	$124,976	$(94,906)	$30,070	$63,627	$(12,836)	$50,791	96.42%	(40.80)%
Hotel net income (loss) margin	17.02%		4.26%	8.54%		7.32%	8.48%	(3.06)%
Hotel EBITDA	$188,137	$(9,104)	$179,033	$206,439	$(17,289)	$189,150	(8.87)%	(5.35)%
Hotel EBITDA margin	25.62%		25.35%	27.71%		27.24%	(2.09)%	(1.89)%
Selected Operating Information:
RevPAR	$310.52	$(198.69)	$316.75	$306.69	$(199.82)	$317.71	1.25%	(0.30)%
Occupancy	67.63%	(79.05)%	67.00%	66.94%	(78.76)%	65.72%	1.03%	1.95%
ADR	$459.13	$(251.35)	$472.78	$458.19	$(253.71)	$483.46	0.21%	(2.21)%
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, total hotel revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with the Ritz-Carlton Lake Tahoe and the Ritz-Carlton Reserve Dorado Beach hotels.
(3)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)    Resort properties include: Hilton La Jolla Torrey Pines, Bardessono Hotel and Spa, Pier House Resort & Spa, Hotel Yountville, Park Hyatt Beaver Creek Resort & Spa, The Ritz-Carlton Sarasota, The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas, The Ritz-Carlton Reserve Dorado Beach, Four Seasons Resort Scottsdale
(5)    Urban properties include: Capital Hilton Washington D.C., Sofitel Chicago Magnificent Mile, The Notary Hotel, The Clancy, Marriott Seattle Waterfront, Cameo Beverly Hills
(6)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE, NET INCOME (LOSS) & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024	2024
	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter
Total hotel revenue	$175,217	$—	$175,217	$149,255	$(2,049)	$147,206	$188,307	$(14,112)	$174,195	$221,438	$(11,740)	$209,698
Hotel net income (loss)	$(3,126)	$114	$(3,012)	$77,832	$(88,360)	$(10,528)	$14,032	$(3,957)	$10,075	$36,238	$(2,703)	$33,535
Hotel net income (loss) margin	(1.78)%		(1.72)%	52.15%		(7.15)%	7.45%		5.78%	16.36%		15.99%
Hotel EBITDA	$41,030	$51	$41,081	$25,050	$(397)	$24,653	$51,078	$(4,987)	$46,091	$70,979	$(3,771)	$67,208
Hotel EBITDA margin	23.42%		23.45%	16.78%		16.75%	27.12%		26.46%	32.05%		32.05%

Hotel net income (loss) % of total TTM	(2.5)%		(10.0)%	62.3%		(35.0)%	11.2%		33.5%	29.0%		111.5%
EBITDA % of total TTM	21.8%		23.0%	13.3%		13.8%	27.2%		25.7%	37.7%		37.5%

JV interests in Hotel net income (loss)	$(2,357)	$29	$(2,328)	$22,091	$(22,090)	$1	$2,066	$(989)	$1,077	$671	$(676)	$(5)
JV interests in EBITDA	$940	$13	$953	$890	$(100)	$790	$3,211	$(1,246)	$1,965	$1,975	$(943)	$1,032

	Actual	Non-comparable Adjustments	Comparable
	2024	2024	2024
	TTM	TTM	TTM
Total hotel revenue	$734,217	$(27,901)	$706,316
Hotel net income (loss)	$124,976	$(94,906)	$30,070
Hotel net income (loss) margin	17.02%		4.26%
Hotel EBITDA	$188,137	$(9,104)	$179,033
Hotel EBITDA margin	25.62%		25.35%

Hotel net income (loss) % of total TTM	100.0%		100.0%
EBITDA % of total TTM	100.0%		100.0%

JV interests in Hotel net income (loss)	$22,471	$(23,726)	$(1,255)
JV interests in EBITDA	$7,016	$(2,276)	$4,740
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(4)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
December 31, 2024
(in thousands, except share price)
(unaudited)

December 31, 2024
Common stock shares outstanding	66,608
Partnership units outstanding (common stock equivalents)	7,220
Combined common stock shares and partnership units outstanding	73,828
Common stock price	$3.00
Market capitalization	$221,484
Series B cumulative convertible preferred stock	$76,950
Series D cumulative preferred stock	$40,000
Series E redeemable preferred stock	$372,763
Series M redeemable preferred stock	$36,916
Indebtedness	$1,222,943
Joint venture partner's share of consolidated indebtedness	$(27,650)
Net working capital (see below)	$(125,158)
Total enterprise value (TEV)	$1,818,248

Cash and cash equivalents	$132,350
Restricted cash	$48,917
Accounts receivable, net	$32,095
Investment in securities	$41,535
Prepaid expenses	$5,064
Due from third-party hotel managers, net	$22,072
Total current assets	$282,033

Accounts payable, net & accrued expenses	$141,605
Dividends and distributions payable	$9,255
Due to affiliates, net	$6,015
Total current liabilities	$156,875

Net working capital*	$125,158
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2024				2025
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated
Bardessono Hotel and Spa	65	x
Cameo Beverly Hills	143							x	x
Capital Hilton Washington D.C.	559	x
Hotel Yountville	80					x	x	x
Park Hyatt Beaver Creek	193						x	x	x
The Ritz-Carlton Lake Tahoe	170		x	x	x
The Ritz-Carlton Sarasota	276	x
The Ritz-Carlton St. Thomas	180			x	x
Total		3	1	2	2	1	2	3	2
(a)    Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2024 and 2025 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2024	2024	2024	2024	December 31, 2024
	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	TTM
Net income (loss)	$(3,126)	$77,832	$14,032	$36,238	$124,976
Non-property adjustments	188	(86,124)	5	—	(85,931)
Interest income	(352)	(749)	(359)	(333)	(1,793)
Interest expense	17,229	9,106	10,510	10,001	46,846
Amortization of loan costs	559	584	571	552	2,266
Depreciation and amortization	23,541	25,078	24,694	25,420	98,733
Income tax expense (benefit)	440	(582)	322	666	846
Non-hotel EBITDA ownership expense	2,551	(95)	1,303	(1,565)	2,194
Hotel EBITDA including amounts attributable to noncontrolling interest	41,030	25,050	51,078	70,979	188,137
Non-comparable adjustments	51	(397)	(4,987)	(3,771)	(9,104)
Comparable hotel EBITDA	$41,081	$24,653	$46,091	$67,208	$179,033

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,314)	$(114)	$(787)	$44	$3,021	$342	$(1,259)	$2,739	$(1,417)	$1,033	$(2,318)	$585	$1,635	$(1,694)	$2,083	$2,295	$(3,126)	$(18,641)	$(21,767)
Non-property adjustments	151	45	—	—	—	—	—	—	—	—	—	(8)	—	—	—	—	188	(188)	—
Interest income	(44)	(8)	—	—	—	—	—	(25)	(65)	(12)	(5)	(25)	(105)	—	(8)	(55)	(352)	352	—
Interest expense	10,049	—	—	—	—	—	1,361	—	—	151	1,132	20	—	—	1,496	3,020	17,229	7,362	24,591
Amortization of loan cost	46	—	—	—	33	—	—	—	—	—	40	—	—	—	198	242	559	1,287	1,846
Depreciation and amortization	3,066	—	1,121	675	445	519	1,420	1,346	1,815	1,964	2,254	1,739	1,889	702	1,896	2,690	23,541	—	23,541
Income tax expense (benefit)	(15)	(2)	—	—	—	—	—	(42)	—	—	—	—	162	—	337	—	440	(72)	368
Non-hotel EBITDA ownership expense	(129)	28	22	463	80	242	40	7	6	1,003	247	10	5	519	7	1	2,551	(2,551)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,810	(51)	356	1,182	3,579	1,103	1,562	4,025	339	4,139	1,350	2,321	3,586	(473)	6,009	8,193	41,030	(12,451)	28,579
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(953)	13	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(940)	940	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,394	1,394
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(53)	(53)
Hotel EBITDA attributable to the Company and OP unitholders	$2,857	$(38)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$40,090	$(10,170)	$29,920
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$(51)	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$—	$2,321	$—	$(473)	$6,009	$8,193	$36,094
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$—	$2,321	$—	$(473)	$6,009	$8,193	$36,145
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$(51)	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,652
Non-comparable adjustments	—	51	—	—	—	—	—	—	—	—	—	—	—	—	—	—	51
Comparable hotel EBITDA	$—	$—	$—	$1,182	$3,579	$1,103	$1,562	$—	$—	$4,139	$1,350	$—	$3,586	$—	$6,009	$8,193	$30,703
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,810	$—	$356	$—	$—	$—	$—	$4,025	$339	$—	$—	$2,321	$—	$(473)	$—	$—	$10,378

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,810	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,810
BAML Pool (see footnote 3)	—	—	356	—	—	—	—	4,025	339	—	—	2,321	—	—	—	—	7,041
BAML (see foonote 4)	—	—	—	1,182	3,579	1,103	—	—	—	4,139	—	—	3,586	—	—	—	13,589
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,562	—	—	—	—	—	—	—	—	—	1,562
BAML	—	—	—	—	—	—	—	—	—	—	1,350	—	—	—	—	—	1,350
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,009	—	6,009
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,193	8,193
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(473)	—	—	(473)
Total	$3,810	$—	$356	$1,182	$3,579	$1,103	$1,562	$4,025	$339	$4,139	$1,350	$2,321	$3,586	$(473)	$6,009	$8,193	$41,081

NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.
(5)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3	$88,360	$2,065	$1,022	$13	$994	$(1,102)	$1,851	$(650)	$(26)	$(2,638)	$3,430	$(3,620)	$(1,342)	$(3,554)	$(6,974)	$77,832	$(37,997)	$39,835
Non-property adjustments	—	(88,160)	—	—	—	—	(50)	—	—	—	—	—	2,086	—	—	—	(86,124)	86,124	—
Interest income	(66)	(55)	1	—	—	—	—	(27)	(70)	(25)	(386)	(34)	(18)	—	(4)	(65)	(749)	749	—
Interest expense	—	—	—	—	709	—	1,471	—	—	151	1,215	20	710	—	1,592	3,238	9,106	17,026	26,132
Amortization of loan cost	—	—	—	—	116	—	—	—	—	—	39	—	—	—	192	237	584	1,195	1,779
Depreciation and amortization	3,287	179	1,130	745	467	444	1,310	1,386	1,991	1,871	2,246	2,612	2,292	671	1,843	2,604	25,078	—	25,078
Income tax expense (benefit)	2	27	—	—	—	—	—	6	—	—	—	—	(494)	—	(123)	—	(582)	(282)	(864)
Non-hotel EBITDA ownership expense	(63)	46	5	116	6	(5)	(32)	16	2	(621)	281	15	—	133	4	2	(95)	95	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,163	397	3,201	1,883	1,311	1,433	1,597	3,232	1,273	1,350	757	6,043	956	(538)	(50)	(958)	25,050	66,910	91,960
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(790)	(100)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(890)	890	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	80	80
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(76)	(76)
Hotel EBITDA attributable to the Company and OP unitholders	$2,373	$297	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,160	$67,804	$91,964
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$397	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,676
Non-comparable adjustments	—	(397)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(397)
Comparable hotel EBITDA	$—	$—	$—	$1,883	$1,311	$1,433	$1,597	$—	$—	$1,350	$757	$—	$956	$—	$(50)	$(958)	$8,279
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,163	$—	$3,201	$—	$—	$—	$—	$3,232	$1,273	$—	$—	$6,043	$—	$(538)	$—	$—	$16,374

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended September 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total
Aareal (Capital Hilton)	$3,163	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,163
BAML Pool (see footnote 3)	—	—	3,201	—	—	—	—	3,232	1,273	—	—	6,043	—	—	—	—	13,749
BAML (see foonote 4)	—	—	—	1,883	1,311	1,433	—	—	—	1,350	—	—	956	—	—	—	6,933
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	1,597	—	—	—	—	—	—	—	—	—	1,597
BAML	—	—	—	—	—	—	—	—	—	—	757	—	—	—	—	—	757
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	—	(50)
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(958)	(958)
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(538)	—	—	(538)
Total	$3,163	$—	$3,201	$1,883	$1,311	$1,433	$1,597	$3,232	$1,273	$1,350	$757	$6,043	$956	$(538)	$(50)	$(958)	$24,653
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota..

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,307	$3,957	$2,645	$1,030	$832	$1,005	$(3,583)	$2,744	$(983)	$3,478	$(4,662)	$2,995	$2,564	$(936)	$(583)	$(778)	$14,032	$(27,819)	$(13,787)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	5	—	—	—	—	—	5	(5)	—
Interest income	(48)	(110)	—	—	—	—	—	(19)	(55)	(93)	76	(34)	(9)	—	—	(67)	(359)	359	—
Interest expense	—	—	—	—	1,779	—	1,459	—	—	151	1,204	20	1,039	68	1,579	3,211	10,510	15,324	25,834
Amortization of loan cost	—	—	—	—	115	—	—	—	—	—	38	—	—	—	186	232	571	880	1,451
Depreciation and amortization	3,200	1,059	1,141	665	521	428	1,170	1,555	2,104	1,872	2,045	1,740	2,247	654	1,749	2,544	24,694	—	24,694
Income tax expense (benefit)	159	66	—	—	—	—	—	5	—	—	—	—	121	—	(29)	—	322	(436)	(114)
Non-hotel EBITDA ownership expense	238	15	15	115	10	8	12	1	394	64	244	16	5	163	3	—	1,303	(1,303)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	7,856	4,987	3,801	1,810	3,257	1,441	(942)	4,286	1,460	5,472	(1,050)	4,737	5,967	(51)	2,905	5,142	51,078	(13,000)	38,078
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,965)	(1,246)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,211)	3,211	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	85	85
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(82)	(82)
Hotel EBITDA attributable to the Company and OP unitholders	$5,891	$3,741	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$47,867	$(9,786)	$38,081
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,987	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$28,989
Non-comparable adjustments	—	(4,987)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,987)
Comparable hotel EBITDA	$—	$—	$—	$1,810	$3,257	$1,441	$(942)	$—	$—	$5,472	$(1,050)	$—	$5,967	$—	$2,905	$5,142	$24,002
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$7,856	$—	$3,801	$—	$—	$—	$—	$4,286	$1,460	$—	$—	$4,737	$—	$(51)	$—	$—	$22,089

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended June 30, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$7,856	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$7,856
BAML Pool (see footnote 3)	—	—	3,801	—	—	—	—	4,286	1,460	—	—	4,737	—	—	—	—	14,284
BAML (see foonote 4)	—	—	—	1,810	3,257	1,441	—	—	—	5,472	—	—	5,967	—	—	—	17,947
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	(942)	—	—	—	—	—	—	—	—	—	(942)
BAML	—	—	—	—	—	—	—	—	—	—	(1,050)	—	—	—	—	—	(1,050)
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,905	—	2,905
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	5,142	5,142
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(51)	—	—	(51)
Total	$7,856	$—	$3,801	$1,810	$3,257	$1,441	$(942)	$4,286	$1,460	$5,472	$(1,050)	$4,737	$5,967	$(51)	$2,905	$5,142	$46,091
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(19)	$2,703	$(2,745)	$(1,220)	$3,037	$(466)	$7,144	$(1,325)	$443	$9,243	$533	$(838)	$8,733	$(1,806)	$7,816	$5,005	$36,238	$(20,756)	$15,482
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(38)	(100)	—	—	—	—	—	(17)	(50)	(94)	71	(29)	(13)	—	—	(63)	(333)	333	—
Interest expense	—	—	—	—	1,774	—	1,461	—	—	165	1,207	20	1,030	695	434	3,215	10,001	15,179	25,180
Amortization of loan cost	—	—	—	—	113	—	69	—	—	—	37	—	—	46	61	226	552	759	1,311
Depreciation and amortization	4,137	1,090	1,123	607	517	418	1,199	1,696	2,212	1,696	1,923	1,750	2,227	594	1,710	2,521	25,420	—	25,420
Income tax expense (benefit)	46	64	—	—	—	—	—	5	—	—	—	—	302	—	249	—	666	786	1,452
Non-hotel EBITDA ownership expense	2	14	6	174	16	25	2	47	56	(47)	259	(8)	(2,168)	48	4	5	(1,565)	1,565	—
Hotel EBITDA including amounts attributable to noncontrolling interest	4,128	3,771	(1,616)	(439)	5,457	(23)	9,875	406	2,661	10,963	4,030	895	10,111	(423)	10,274	10,909	70,979	(2,134)	68,845
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,032)	(943)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,975)	1,975	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	49	49
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(57)	(57)
Hotel EBITDA attributable to the Company and OP unitholders	$3,096	$2,828	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$69,004	$(167)	$68,837
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,208
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,771	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$64,928
Non-comparable adjustments	—	(3,771)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(3,771)
Comparable hotel EBITDA	$—	$—	$—	$(439)	$5,457	$(23)	$9,875	$—	$—	$10,963	$4,030	$—	$10,111	$—	$10,274	$10,909	$61,157
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$4,128	$—	$(1,616)	$—	$—	$—	$—	$406	$2,661	$—	$—	$895	$—	$(423)	$—	$—	$6,051

Exhibit 1

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

	Three Months Ended March 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total
Aareal (Capital Hilton)	$4,128	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,128
BAML Pool (see footnote 3)	—	—	(1,616)	—	—	—	—	406	2,661	—	—	895	—	—	—	—	2,346
BAML (see foonote 4)	—	—	—	(439)	5,457	(23)	—	—	—	10,963	—	—	10,111	—	—	—	26,069
Credit Agricole (Park Hyatt Beaver Creek Resort & Spa)	—	—	—	—	—	—	9,875	—	—	—	—	—	—	—	—	—	9,875
BAML	—	—	—	—	—	—	—	—	—	—	4,030	—	—	—	—	—	4,030
Macquarie CAF LLC (The Ritz-Carlton Reserve Dorado Beach)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,274	—	10,274
Aareal (Four Seasons Resort Scottsdale)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	10,909	10,909
Unencumbered (Cameo Beverly Hills)	—	—	—	—	—	—	—	—	—	—	—	—	—	(423)	—	—	(423)
Total	$4,128	$—	$(1,616)	$(439)	$5,457	$(23)	$9,875	$406	$2,661	$10,963	$4,030	$895	$10,111	$(423)	$10,274	$10,909	$67,208
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    This mortgage loan is secured by the Sofitel Chicago Magnificent Mile, The Clancy, Marriott Seattle Waterfront and The Notary Hotel.
(4)    This mortgage loan is secured by The Ritz-Carlton St. Thomas, Pier House Resort & Spa, Bardessono Hotel & Spa, Hotel Yountville and The Ritz-Carlton Sarasota.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottsdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(108)	$2,914	$278	$505	$1,248	$621	$(1,113)	$1,665	$(704)	$3,108	$(4,634)	$(671)	$(409)	$(1,862)	$3,920	$2,185	$6,943	$(28,426)	$(21,483)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	—	—	—	249	(249)	—
Interest income	(40)	(95)	9	—	—	—	—	(16)	(48)	(83)	57	(27)	(13)	—	—	(59)	(315)	315	—
Interest expense	—	—	—	—	1,462	—	1,476	—	—	165	1,139	20	1,018	703	—	3,267	9,250	14,135	23,385
Amortization of loan cost	—	—	—	—	81	4	206	—	—	—	65	—	—	45	—	221	622	433	1,055
Depreciation and amortization	2,751	1,053	1,195	580	561	423	1,258	2,034	2,392	1,924	1,660	2,555	2,274	659	1,679	2,483	25,481	—	25,481
Income tax expense (benefit)	10	45	—	—	—	—	—	(4)	—	—	—	—	1,365	—	171	—	1,587	38	1,625
Non-hotel EBITDA ownership expense	161	387	39	125	11	23	4	9	57	18	235	22	9	181	12	6	1,299	(1,299)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,774	4,304	1,521	1,210	3,363	1,071	1,831	3,688	1,697	5,132	(1,229)	1,899	4,244	(274)	5,782	8,103	45,116	(15,053)	30,063
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(693)	(1,076)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(1,769)	1,769	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	45
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(54)	(54)
Hotel EBITDA attributable to the Company and OP unitholders	$2,081	$3,228	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$43,347	$(13,293)	$30,054
Non-comparable adjustments	—	(4,304)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,304)
Comparable hotel EBITDA	$2,774	$—	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$(1,229)	$1,899	$4,244	$(274)	$5,782	$8,103	$40,812
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$4,304	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$—	$1,899	$—	$(274)	$5,782	$8,103	$42,101
Non-comparable adjustments	—	(4,304)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,304)
Comparable hotel EBITDA	$2,774	$—	$1,521	$1,210	$3,363	$1,071	$1,831	$3,688	$1,697	$5,132	$—	$1,899	$—	$(274)	$5,782	$8,103	$37,797
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,304	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$33,811
Non-comparable adjustments	—	(4,304)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(4,304)
Comparable hotel EBITDA	$—	$—	$—	$1,210	$3,363	$1,071	$1,831	$—	$—	$5,132	$(1,229)	$—	$4,244	$—	$5,782	$8,103	$29,507
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$2,774	$—	$1,521	$—	$—	$—	$—	$3,688	$1,697	$—	$—	$1,899	$—	$(274)	$—	$—	$11,305
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2024
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(5,023)	$94,906	$1,178	$876	$6,903	$1,875	$1,200	$6,009	$(2,607)	$13,728	$(9,085)	$6,172	$9,312	$(5,778)	$5,762	$(452)	$124,976	$(105,213)	$19,763
Non-property adjustments	151	(88,115)	—	—	—	—	(50)	—	—	—	5	(8)	2,086	—	—	—	(85,931)	85,931	—
Interest income	(196)	(273)	1	—	—	—	—	(88)	(240)	(224)	(244)	(122)	(145)	—	(12)	(250)	(1,793)	1,793	—
Interest expense	10,049	—	—	—	4,262	—	5,752	—	—	618	4,758	80	2,779	763	5,101	12,684	46,846	54,891	101,737
Amortization of loan cost	46	—	—	—	377	—	69	—	—	—	154	—	—	46	637	937	2,266	4,121	6,387
Depreciation and amortization	13,690	2,328	4,515	2,692	1,950	1,809	5,099	5,983	8,122	7,403	8,468	7,841	8,655	2,621	7,198	10,359	98,733	—	98,733
Income tax expense (benefit)	192	155	—	—	—	—	—	(26)	—	—	—	—	91	—	434	—	846	(4)	842
Non-hotel EBITDA ownership expense	48	103	48	868	112	270	22	71	458	399	1,031	33	(2,158)	863	18	8	2,194	(2,194)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	18,957	9,104	5,742	4,436	13,604	3,954	12,092	11,949	5,733	21,924	5,087	13,996	20,620	(1,485)	19,138	23,286	188,137	39,325	227,462
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(4,740)	(2,276)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(7,016)	7,016	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,608	1,608
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(268)	(268)
Hotel EBITDA attributable to the Company and OP unitholders	$14,217	$6,828	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$5,733	$21,924	$5,087	$13,996	$20,620	$(1,485)	$19,138	$23,286	$181,121	$47,681	$228,802
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,104)
Comparable hotel EBITDA	$18,957	$—	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$5,733	$21,924	$5,087	$13,996	$20,620	$(1,485)	$19,138	$23,286	$179,033
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$18,957	$9,104	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$5,733	$21,924	$—	$13,996	$—	$(1,485)	$19,138	$23,286	$162,430
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,104)
Comparable hotel EBITDA	$18,957	$—	$5,742	$4,436	$13,604	$3,954	$12,092	$11,949	$5,733	$21,924	$—	$13,996	$—	$(1,485)	$19,138	$23,286	$153,326
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$9,104	$—	$4,436	$13,604	$3,954	$12,092	$—	$—	$21,924	$5,087	$—	$20,620	$—	$19,138	$23,286	$133,245
Non-comparable adjustments	—	(9,104)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(9,104)
Comparable hotel EBITDA	$—	$—	$—	$4,436	$13,604	$3,954	$12,092	$—	$—	$21,924	$5,087	$—	$20,620	$—	$19,138	$23,286	$124,141
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$18,957	$—	$5,742	$—	$—	$—	$—	$11,949	$5,733	$—	$—	$13,996	$—	$(1,485)	$—	$—	$54,892
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$18,957	$—	$5,742	$—	$—	$—	$—	$11,949	$5,733	$—	$—	$13,996	$—	$(1,485)	$—	$—	$54,892
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Year Ended December 31, 2023
	Capital Hilton Washington D.C.	Hilton La Jolla Torrey Pines	Sofitel Chicago Magnificent Mile	Bardessono Hotel and Spa	Pier House Resort & Spa	Hotel Yountville	Park Hyatt Beaver Creek Resort & Spa	The Notary Hotel	The Clancy	The Ritz-Carlton Sarasota	The Ritz-Carlton Lake Tahoe	Marriott Seattle Waterfront	The Ritz-Carlton St. Thomas	Cameo Beverly Hills	The Ritz-Carlton Reserve Dorado Beach	Four Seasons Scottssdale Resort	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,934	$12,836	$3,392	$1,428	$6,799	$871	$1,088	$2,071	$(462)	$11,171	$(4,690)	$5,471	$8,322	$(4,222)	$13,480	$1,138	$63,627	$(94,255)	$(30,628)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	249	—	—	(292)	—	495	452	(452)	—
Interest income	(237)	(346)	—	—	—	—	—	(41)	(137)	(235)	128	(73)	(44)	—	—	(140)	(1,125)	1,125	—
Interest expense	—	—	—	1,756	5,555	2,263	5,639	—	—	5,096	4,002	80	3,892	2,688	281	10,046	41,298	49,538	90,836
Amortization of loan cost	—	—	—	—	321	24	809	—	—	95	183	—	63	176	—	711	2,382	1,001	3,383
Depreciation and amortization	9,859	4,176	4,697	2,328	2,290	1,643	4,624	8,062	9,785	6,155	5,243	7,252	8,672	2,251	6,609	9,626	93,272	—	93,272
Income tax expense (benefit)	126	173	—	—	—	—	—	10	—	—	—	—	1,662	—	476	—	2,447	242	2,689
Non-hotel EBITDA ownership expense	745	450	94	555	46	114	113	215	90	99	967	86	61	386	78	(13)	4,086	(4,086)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	15,427	17,289	8,183	6,067	15,011	4,915	12,273	10,317	9,276	22,381	6,082	12,816	22,628	987	20,924	21,863	206,439	(46,887)	159,552
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(3,857)	(4,322)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(8,179)	8,179	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	253	253
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(274)	(274)
Hotel EBITDA attributable to the Company and OP unitholders	$11,570	$12,967	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$6,082	$12,816	$22,628	$987	$20,924	$21,863	$198,260	$(38,729)	$159,531
Non-comparable adjustments	—	(17,289)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,289)
Comparable hotel EBITDA	$15,427	$—	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$6,082	$12,816	$22,628	$987	$20,924	$21,863	$189,150
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,427	$17,289	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$—	$12,816	$—	$987	$20,924	$21,863	$177,729
Non-comparable adjustments	—	(17,289)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,289)
Comparable hotel EBITDA	$15,427	$—	$8,183	$6,067	$15,011	$4,915	$12,273	$10,317	$9,276	$22,381	$—	$12,816	$—	$987	$20,924	$21,863	$160,440
RESORT PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$17,289	$—	$6,067	$15,011	$4,915	$12,273	$—	$—	$22,381	$6,082	$—	$22,628	$—	$20,924	$21,863	$149,433
Non-comparable adjustments	—	(17,289)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(17,289)
Comparable hotel EBITDA	$—	$—	$—	$6,067	$15,011	$4,915	$12,273	$—	$—	$22,381	$6,082	$—	$22,628	$—	$20,924	$21,863	$132,144
URBAN PROPERTIES:
Hotel EBITDA including amounts attributable to noncontrolling interest	$15,427	$—	$8,183	$—	$—	$—	$—	$10,317	$9,276	$—	$—	$12,816	$—	$987	$—	$—	$57,006
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$15,427	$—	$8,183	$—	$—	$—	$—	$10,317	$9,276	$—	$—	$12,816	$—	$987	$—	$—	$57,006
NOTES:
(1)    The above comparable information assumes the 15 hotel properties owned and included in the Company's operations at December 31, 2024, were owned as of the beginning of each of the periods presented.
(2)    Rooms revenue, RevPAR, occupancy and ADR include the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels.
(3)    Excluded hotels under renovation:
The Ritz-Carlton Lake Tahoe, The Ritz-Carlton St. Thomas